UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________________

Date of Report (Date of earliest event reported): July 8, 2020

QS Energy, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	0-29185	52-2088326
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23902 FM 2978
Tomball, Texas	77375
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281)738-1893

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None.

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240. 12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously reported, in December 2018, the QS Energy, Inc. (“Company”) entered into an agreement with a major U.S.-based pipeline operator under which the Company installed its AOT equipment on a crude oil pipeline located in the Southern United States for testing and demonstration purposes. Based on laboratory tests and operations of prototype equipment at other locations, we had a reasonable expectation that the equipment would operate successfully and that test results would demonstrate quantifiable benefits to pipeline operators.

As reported in the Company’s Form 10-K and Form 10-Q filed with the SEC on March 31, 2020 and June 29, 2020, respectively, and in website updates published on the Company’s website at https://qsenergy.com/updates, the Company has experienced a number of difficulties and delays at the demonstration site. Despite identifying and implementing numerous design modifications over the past several months, the Company has been unable to successfully operate its AOT equipment at the demonstration site.

In late June 2020, equipment modifications intended to mitigate electrical short circuit issues identified in earlier tests were completed. During startup testing, the system experienced a new failure mode in which the system could be operated at a baseline high voltage (well below operational voltage required to treat heavy crude), but after a period of time, the system would drop to very low voltage indicating a reduction in electrical resistance in the AOT. This voltage drop was both dynamic, developing over time as electrical current was applied; and transient, in that the power supply could be shut-down and re-started with this voltage drop characteristic repeating. After reviewing these results and running subsequent in-field tests at the direction of the power supply manufacturer, they recommended a configuration modification to the control module of the system’s high-voltage power supply which, in their experience, could resolve the system’s ability to maintain constant voltage under our unique operating conditions in which the AOT essentially acts as a very large capacitor. During the first week of July, we modified the power supply control module at the direction of the power supply manufacturer. Though this modification did appear to solve the voltage drop issue, the AOT could not achieve operational voltage as the system control module indicated arc-faults when high voltage was applied above the baseline voltage levels. After many attempts to bring the system up to operating voltage, arc-faults continued until the AOT demonstrated symptoms of what appeared to be a dead short (electrical short-to-ground; voltage dropped to zero) and the system could no longer be re-started.

Our engineers have working concepts as to what may be causing this most recent failure but will not be able to fully diagnose these issues at the demonstration site. After discussions with our demonstration pipeline partner, it has been mutually agreed that the best course of action will be to move the equipment from the demonstration site to another location where our engineers could disassemble and inspect the equipment. We are working on plans to move the equipment to the Houston area for possible disassembly, inspection, and testing. Our demonstration partner has indicated their continued interest in our AOT technology and may consider installation and operation of a new AOT demonstration project if our operational issues can be resolved.

Though our engineers do have working concepts as to what may be causing the most recent voltage drop and arc-fault issues, it is unknown whether these issues can be solved with minor modifications to the current design. To fully diagnose and resolve these issues, new testing would likely need to be performed in a laboratory setting. The time and cost of implementing such a plan would likely be significant. The Company does not currently have sufficient capital to take on this endeavor.

If we are able to raise sufficient capital we would also consider designing, testing and commercializing a smaller scale AOT unit targeting upstream, trucking and rail applications. This strategy could reduce development time and costs, with the intention of moving back into the midstream crude oil pipeline market subsequent to successful commercial operations at a smaller scale.

The Company currently has limited capital resources and will need to raise substantial capital to continue operations. We are considering all options but can provide no assurances that additional capital will be available to us, or if it is, that such additional capital will be offered at acceptable terms, nor can we provide any assurances that if capital would be available to us on acceptable terms, any redesign and testing of our AOT equipment would prove successful.

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Forward-Looking Statements

The Registrant cautions you that statements included in this Current Report on Form 8-K (including the exhibit hereto) that are not a description of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negatives of these terms or other similar expressions. These statements are based on current expectations, estimates and projections about our business based in part on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and are likely to, differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those set forth our periodic reports filed with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Registrant undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

None

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 13, 2020	QS ENERGY, INC.

By: /s/ Michael McMullen
Name: Michael McMullen
Title: CFO

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